Exhibit 99.3


             Unaudited Pro Forma Combined Consolidated Balance Sheet
                            as of March 31, 1999 and
                   Statements of Operations for the year ended
           June 30, 1998 and for the nine months ended March 31, 1999

FIRST FEDERAL BANKSHARES, INC AND MID-IOWA FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEETS

The following unaudited pro forma combined consolidated condensed balance sheets as of March 31, 1999 and the statements of operations for the year ended June 30, 1998 and for the nine months ended March 31, 1999 for First Federal Savings Bank and Mid-Iowa Financial Corp. (MIFC) give effect to the combination of First Federal and MIFC pursuant to the Agreement and Plan of Reorganization by and between First Federal Bankshares, M.H.C., First Federal Savings Bank of Siouxland, Mid-Iowa Financial Corp., and Mid-Iowa Savings Bank, accounted for as a purchase. Contemporaneously with the acquisition of MIFC, the former mutual holding company of the Bank, First Federal Bankshares, M.H.C., converted to a capital stock corporation. Shares of the Bank's common stock formerly held by the mutual holding company were cancelled and each minority shareholder received
1.64696 shares of the new holding company stock for each share of Bank stock exchanged. In connection with the conversion, First Federal Bankshares, Inc. sold 2,635,000 shares of common stock at $10 per share. As a result of the conversion, the non-bank assets of the mutual holding company were collapsed into the combined entity. The proforma statements represent a combination of the March 31, 1999 historical consolidated balance sheets and of the historical consolidated statements of operations for the year ended June 30, 1998 and for the nine months ended March 31, 1999. The historical consolidated statements of operations of MIFC have been adjusted from its September 30, 1998 fiscal year-end to present the results of its operations on a June 30, 1998 fiscal year basis to match First Federal's reporting period. The combined historical statements presented may not be indicative of the results that actually would have occurred if the combination had been effected during the periods shown and should be read in conjunction with First Federal's and MIFC's Annual Reports to Stockholders which are incorporated herein by reference.

                                                    Historical
                                            ---------------------------
                                               As of March 31, 1999                            Pro Forma
                                                                          -------------------------------------------------------
                                               First        Mid-Iowa      Conversion          Acquisition
                                              Federal       Financial     Adjustments         Adjustments              Combined
                                            ------------   ------------   -----------         ------------           ------------
Assets:
      Cash and cash equivalents             $ 28,173,490   $ 31,556,827   $23,443,839 (1)(2)  ($28,327,094) (5)       $54,847,062
      Securities available for sale           81,584,860      4,822,336                         31,171,603 (4)(6)     117,578,799
      Securities held to maturity             25,471,429     41,325,246       756,876  (2)     (31,093,739)(4)(6)      36,459,812
      Loans, net                             391,179,076     68,247,102                            909,811            460,335,989
      Real estate owned                          204,852         54,991       660,205  (2)                                920,048
      Office property and equipment           12,242,270      2,621,003         3,474  (2)                             14,866,747
      Federal Home Loan Bank stock             6,294,300      1,800,000                                                 8,094,300
      Accrued interest receivable              2,911,544        894,174         2,519  (2)                              3,808,237
      Excess of cost over fair value
          of assets acquired                   7,907,955          9,818                         12,412,111 (5)(6)      20,329,884
      Other assets                             4,381,557        149,040       220,390  (2)         522,172 (5)(6)       5,273,159
                                            ------------   ------------   -----------         ------------           ------------
         Total assets                       $560,351,333   $151,480,537   $25,087,303         ($14,405,136)          $722,514,037
                                            ============   ============   ===========         ============           ============

Liabilities and Stockholders' Equity:
      Deposits                              $400,493,233   $101,152,728                                              $501,645,961
      Borrowed funds                         106,797,399     34,000,000     1,844,500  (1)        (106,662) (6)       142,535,237
      Other liabilities                        8,734,136      1,363,725       135,222  (2)         665,610  (6)        10,898,693
                                            ------------   ------------   -----------         ------------           ------------
         Total liabilities                   516,024,768    136,516,453     1,979,722              558,948            655,079,891
                                            ------------   ------------   -----------         ------------           ------------

      Stockholdesrs' equity:
      Common stock                             2,850,113         18,207    (2,801,933)(1)(3)       (18,207) (5)            48,180
      Additional paid in capital               8,311,484      3,652,631    25,802,045 (1)(3)    (3,652,631) (5)        34,113,529
      Retained earnings                       33,320,194     11,250,238     1,951,969  (1)     (11,250,238) (5)        35,272,163
      Unearned compensation - ESOP                     -              -    (1,844,500) (1)                             (1,844,500)
      Accumulated other
         comprehensive income                   (155,226)        43,008                            (43,008) (5)          (155,226)
                                            ------------   ------------   -----------         -------------          ------------
         Total stockholders' equity           44,326,565     14,964,084    23,107,581          (14,964,084)            67,434,146
                                            ------------   ------------   -----------         -------------          ------------
         Total liabilities and
            stockholders' equity            $560,351,333   $151,480,537   $25,087,303         ($14,405,136)          $722,514,037
                                            ============   ============   ===========         =============          ============

------------

(1) Reflects gross proceeds of $26.4 million from the sale of subscription shares, less expenses of the conversion of $1.5 million, less the purchase of $1.8 million of subscription shares by the Employee Stock Ownership Plan with a loan from First Federal Bankshares, Inc.

(2) Reflects the inclusion of $ 2.0 million of non-bank net assets from the mutual holding company due to the conversion.

(3) Reflects the reclass of capital accounts to conform to the Registrant's $.01 legal par value.

(4) Reclass of MIFC held-to-maturity securities to available-for-sale, upon completion of the acquisition.

(5) Reflects the purchase of MIFC for $28.3 million utilizing cash received from sale of subscription shares, the elimination of MIFC's equity accounts, merger expenses of $143,500, and recording of excess of cost over fair value for the acquisition.

(6) Reflects purchase accounting adjustments totaling $909,811 for loans, $77,865 for investment securities, $106,662 for FHLB advances, $690,140 for core deposit premium, and $665,610 to record the deferred tax effect of these adjustments.

FIRST FEDERAL BANKSHARES, INC AND MID-IOWA FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       Historical
                                                             ----------------------------
                                                                Year ended June 30, 1998
                                                                                                           Pro Forma
                                                                 First          Mid-Iowa       ----------------------------------
                                                                Federal         Financial       Adjustments            Combined
                                                             ------------     ------------     ------------          ------------
Interest income:
      Loans receivable                                       $ 28,796,484     $  5,698,106         (378,444) (2)     $ 34,116,146
      Mortgage-backed securities                                2,713,326        1,901,067          (19,704) (3)        4,594,689
      Investment securities and other
         interest-earning assets                                3,854,456        2,083,262            1,095  (3)        5,938,813
                                                             ------------     ------------     ------------          ------------
         Total interest income                                 35,364,266        9,682,435         (397,053)           44,649,648
                                                             ------------     ------------     ------------          ------------

Interest expense:
      Deposits                                                 15,826,758        4,041,014       19,867,772
      Advances from FHLB and other borrowings                   5,550,478        1,908,058            7,952  (4)        7,466,488
                                                             ------------     ------------     ------------          ------------
         Total interest expense                                21,377,236        5,949,072            7,952            27,334,260
                                                             ------------     ------------     ------------          ------------
         Net interest income                                   13,987,030        3,733,363         (405,005)           17,315,388
      Provision for losses on loans                               345,000           69,000             --                 414,000
                                                             ------------     ------------     ------------          ------------
         Net interest income after provision for losses        13,642,030        3,664,363         (405,005)           16,901,388
                                                             ------------     ------------     ------------          ------------

                                                                                                             (6)
Noninterest income:
      Fees and service charges                                  1,392,400          385,038             --               1,777,438
      Gain on sale of branch deposits                                --               --               --                       0
      Other income, net                                         1,785,078          933,527           57,548             2,776,153
                                                             ------------     ------------     ------------          ------------
         Total noninterest income                               3,177,478        1,318,565           57,548             4,553,591
                                                             ------------     ------------     ------------          ------------


FIRST FEDERAL BANKSHARES, INC AND MID-IOWA FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       Historical
                                                             ----------------------------
                                                                Year ended June 30, 1998
                                                                                                           Pro Forma
                                                                 First          Mid-Iowa       ----------------------------------
                                                                Federal         Financial       Adjustments            Combined
                                                             ------------     ------------     ------------          ------------
Noninterest expense:
      Compensation and benefits                                 6,701,960        1,293,555             --    (1)(5)     7,995,515
      Office property and equipment                             1,500,265          350,844             --    (6)        1,851,109
      Deposit insurance premiums                                  216,405           54,600             --                 271,005
      Data processing                                             355,508          163,046             --                 518,554
      Amortization of intangibles                                 108,244             --            635,884               744,128
      Other expense, net                                        2,645,213        1,107,447           31,588  (7)        3,784,248
                                                             ------------     ------------     ------------          ------------
         Total noninterest expense                             11,527,595        2,969,492          667,472            15,164,559
                                                             ------------     ------------     ------------          ------------

         Earnings before taxes on income                        5,291,913        2,013,436       (1,014,929)            6,290,420
      Income taxes                                              1,874,000          636,000         (193,193)            2,316,807
                                                             ------------     ------------     ------------          ------------
         Net earnings                                        $  3,417,913     $  1,377,436     ($   821,737)         $  3,973,612
                                                             ============     ============     ============          ============

Per share date: (8)
      Basic earnings per share                               $       1.21                                            $       1.40
                                                             ============                                            ============
      Diluted earnings per share                             $       1.19                                            $       1.38
                                                             ============                                            ============
      Cash dividends paid per share                          $       0.48                                            $       0.48
                                                             ============                                            ============

FIRST FEDERAL BANKSHARES, INC AND MID-IOWA FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Historical
                                                            -----------------------------
                                                                Nine months ended 3/31/99                   Pro Forma
                                                                First           Mid-Iowa       ------------------------------------
                                                               Federal         Financial       Adjustments               Combined
                                                             -----------      -----------      -----------              -----------
Interest income:
     Loans receivable                                        $24,044,530      $ 4,258,288         (128,482) (2)         $28,174,336
     Mortgage-backed securities                                1,687,373        1,281,306          (14,778) (3)           2,953,901
     Investment securities and other
        interest-earning assets                                3,992,585        1,733,722           (2,458) (3)           5,723,849
                                                             -----------      -----------      -----------              -----------
        Total interest income                                 29,724,488        7,273,316         (145,718)              36,852,086
                                                             -----------      -----------      -----------              -----------

Interest expense:
     Deposits                                                 13,037,947        3,090,503             --                 16,128,450
     Advances from FHLB and other borrowings                   5,030,350        1,494,786           13,912  (4)           6,539,048
                                                             -----------      -----------      -----------              -----------
        Total interest expense                                18,068,297        4,585,289           13,912               22,667,498
                                                             -----------      -----------      -----------              -----------
        Net interest income                                   11,656,191        2,688,027         (159,630)              14,184,588
     Provision for losses on loans                               255,000           45,000          300,000
                                                             -----------      -----------      -----------              -----------
        Net interest income after provision for losses        11,401,191        2,643,027         (159,630)              13,884,588
                                                             -----------      -----------      -----------              -----------

Noninterest income:
     Fees and service charges                                  1,515,135          331,727             --                  1,846,862
     Gain on sale of branch deposits                           1,087,884             --               --                  1,087,884
     Other income, net                                         1,438,100          820,484          185,309  (6)           2,443,893
                                                             -----------      -----------      -----------              -----------
        Total noninterest income                               4,041,119        1,152,211          185,309                5,378,639
                                                             -----------      -----------      -----------              -----------



FIRST FEDERAL BANKSHARES, INC AND MID-IOWA FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Historical
                                                            -----------------------------
                                                                Nine months ended 3/31/99                   Pro Forma
                                                                First           Mid-Iowa       ------------------------------------
                                                               Federal         Financial       Adjustments               Combined
                                                             -----------      -----------      -----------              -----------
Noninterest expense:
     Compensation and benefits                                 5,532,888          976,846             --                  6,509,734
     Office property and equipment                             1,341,543          288,526             --                  1,630,069
     Deposit insurance premiums                                  178,512           42,137             --                    220,649
     Data processing                                             296,357          137,319             --                    433,676
     Amortization of intangibles                                 257,967             --            462,733  (1) (5)         720,700
     Other expense, net                                        2,394,251          996,099           20,659  (6)           3,411,009
                                                             -----------      -----------      -----------              -----------
        Total noninterest expense                             10,001,518        2,440,927          483,392               12,925,837
                                                             -----------      -----------      -----------              -----------

        Earnings before taxes on income                        5,440,792        1,354,311         (457,713)               6,337,390
     Income taxes                                              1,982,079          470,600          (31,695) (7)           2,420,984
                                                             -----------      -----------      -----------              -----------
        Net earnings                                         $ 3,458,713      $   883,711      ($  426,018)             $ 3,916,406
                                                             ===========      ===========      ===========              ===========

Per share date: (8)
     Basic earnings per share                                $      1.22                                                $      1.38
                                                             ===========                                                ===========
     Diluted earnings per share                              $      1.20                                                $      1.36
                                                             ===========                                                ===========
     Cash dividends paid per share                           $      0.48                                                $      0.48
                                                             ===========                                                ===========

-------------------
(1)  Amortization of goodwill over 25 years

(2)  Amortization of $910,000 loan premium over expected lives of related loans

(3) Amortization of $57,864 investments' net premium over lives of related investments

(4) Amortization of $106,662 FHLB advance premium over lives of related advances

(5) Amortization of $690,140 core deposit intangible over lives of related deposits

(6)  Reflects the operating results of the Mutual Holding Company

(7)  Income tax effect of pro forma adjustments

(8) Earnings per share have been calculated using First Federal's historical shares